SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS ESG International Core Equity Fund

The following information is added to the disclosure under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectuses:

Effective October 1, 2022, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.450% of the fund’s average daily net assets. Prior to October 1, 2022, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.650% of the fund’s average daily net assets.

Please Retain This Supplement for Future Reference.

September 26, 2022
PROSTKR22-80